AMENDMENT NUMBER TWO
                                     TO THE
                            CANANDAIGUA BRANDS, INC.
                        ANNUAL MANAGEMENT INCENTIVE PLAN


This Amendment Number Two to the Canandaigua Brands, Inc. Annual Management Incentive Plan (the "Plan") is adopted pursuant to Section 8 of the Plan by the Human Resources Committee of the Board of Directors of Constellation Brands, Inc. (f/k/a Canandaigua Brands, Inc.) (the "Company"), acting in its capacity as the Committee under the Plan. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto.

     1. NAME. The name of the Plan is hereby changed to "Constellation Brands, Inc. Annual Management Incentive Plan," and all references to the Company name in the Plan are hereby replaced by references to "Constellation Brands, Inc."


In witness whereof, Constellation Brands, Inc. has caused this instrument to be executed as of December 21, 2000.

                                                  CONSTELLATION BRANDS, INC.


                                                  By: /s/ Richard Sands
                                                      --------------------------
                                                      Richard Sands, President